SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 4, 2010
(Date of earliest event reported)

Farmers & Merchants Bancorp
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000 – 26099	94-3327828
(Commission File Number)	(IRS Employer Identification No.)

111 West Pine Street, Lodi, California 95240
(Address of principal executive offices)       (Zip Code)

(209) 367-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) The Board of Directors of Farmers & Merchants Bancorp announced the retirement of its Chairman of the Board, Ole R. Mettler, effective March 31, 2010. Mettler has served as Chairman of the Board for 37 years and has been with the Company for over 50 years. In recognition of his years of service and many contributions to the Company, the Board of Directors unanimously voted to elect Mettler to the position of Chairman Emeritus, an honorary and non-voting role. Mettler will continue to serve as a community ambassador for the Bank and an advisor to Executive Management.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS & MERCHANTS BANCORP

By	/s/ Stephen W. Haley
Stephen W. Haley
Executive Vice President
& Chief Financial Officer

Date:  March 4, 2010